NEWS RELEASE

NETGEAR® REPORTS SECOND QUARTER 2016 RESULTS

•	Second quarter 2016 net revenue of $311.7 million, as compared to $288.8 million in the comparable prior year quarter, increase of 7.9%.

•	Second quarter 2016 GAAP net income of $16.0 million, as compared to $3.7 million in the comparable prior year quarter.

◦	Second quarter 2016 non-GAAP net income of $24.1 million, as compared to $9.9 million in the comparable prior year quarter.

•	Second quarter 2016 GAAP net income per diluted share of $0.48, as compared to $0.11 in the comparable prior year quarter.

◦	Second quarter 2016 non-GAAP net income per diluted share of $0.72, as compared to $0.29 in the comparable prior year quarter.

•
Business outlook[1]: Company expects third quarter 2016 net revenue to be in the range of $315 million to $330 million, with non-GAAP operating margin in the range of 10.5% to 11.5%. Additionally, the Company expects the non-GAAP tax rate to be approximately 35%.

SAN JOSE, California - July 27, 2016 - NETGEAR, Inc. (NASDAQ: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today reported financial results for the second quarter ended July 3, 2016.

Net revenue for the second quarter ended July 3, 2016 was $311.7 million, as compared to $288.8 million in the second quarter ended June 28, 2015, and $310.3 million in the first quarter ended April 3, 2016. Net income, computed in accordance with GAAP, for the second quarter of 2016 was $16.0 million, or $0.48 net income per diluted share. This compared to GAAP net income of $3.7 million, or $0.11 net income per diluted share, in the second quarter of 2015, and GAAP net income of $16.6 million, or $0.50 net income per diluted share, in the first quarter of 2016. Non-GAAP net income was $0.72 per diluted share in the second quarter of 2016, as compared to non-GAAP net income of $0.29 per diluted share in the second quarter of 2015 and $0.74 per diluted share in the first quarter of 2016.

Operating margin, computed in accordance with GAAP, for the second quarter of 2016 was 8.2%, as compared to 3.9% in the year ago comparable quarter, and 8.3% in the first quarter of 2016. Non-GAAP operating margin was 11.6% in the second quarter of 2016, as compared to 7.1% in the second quarter of 2015 and 11.9% in the first quarter of 2016.

The differences between GAAP and non-GAAP financial measures include adjustments for amortization of intangibles, stock-based compensation expense, restructuring and other charges, losses on inventory commitments due to restructuring, litigation reserves, net, gain on litigation settlements, loss pertaining to cost method investment and tax effect. The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

Patrick Lo, Chairman and Chief Executive Officer of NETGEAR, commented, “We were pleased with our financial results for the second quarter of 2016, which came in higher than we had expected in revenue and non-GAAP operating margin. The Retail Business Unit and Commercial Business Unit both outperformed expectations by posting sequential growth despite typically slower second quarter seasonality. Overall, our financial results reinforce that the Company is on a strong trajectory in 2016.”

Mr. Lo continued, “During the quarter we once again saw continued strength in North America, slight year-over-year growth in APAC, while EMEA continued to be challenged, primarily due to significantly reduced service provider revenue."

Christine Gorjanc, Chief Financial Officer of NETGEAR, added, "During the second quarter of 2016, we continued to be opportunistic buyers of NETGEAR equity and repurchased approximately 314,000 shares of common stock, which makes our total repurchase amount since Q4 2013 approximately 9.2 million shares.”

Ms. Gorjanc continued, "Looking forward to the third quarter of 20161, we expect net revenue to be in the range of $315 million to $330 million. Our revenue outlook reflects back-to-school seasonality for the Retail Business Unit, but a reduced service provider revenue forecast. Non-GAAP operating margin is expected to be in the range of 10.5% to 11.5%. Our non-GAAP tax rate is expected to be approximately 35% for the third quarter of 2016.”

1 While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the accompanying schedules for its fiscal quarters ended July 3, 2016, June 28, 2015 and April 3, 2016, as well as the six month periods ended July 3, 2016 and June 28, 2015.

Investor Conference Call / Webcast Details
NETGEAR will review the second quarter results and discuss management's expectations for the third quarter of 2016 today, Wednesday, July 27, 2016 at 5 p.m. ET (2 p.m. PT). The dial-in number for the live audio call is (201) 689-8471. A live webcast of the conference call will be available on NETGEAR's website at http://investor.netgear.com. A replay of the call will be available 2 hours following the call through midnight ET (9 p.m. PT) on Wednesday, August 3, 2016 by telephone at (858) 384-5517 and via the web at http://investor.netgear.com. The account number to access the phone replay is 13640977.

About NETGEAR, Inc.
NETGEAR (NASDAQ: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. The Company's products are built on a variety of proven technologies such as wireless (WiFi and LTE), Ethernet and powerline, with a focus on reliability and ease-of-use. The product line consists of wired and wireless devices that enable networking, broadband access and network connectivity. These products are available in multiple configurations to address the needs of the end-users in each geographic region in which the Company's products are sold. NETGEAR products are sold in approximately 28,000 retail locations around the globe, and through approximately 29,000 value-added resellers, as well as multiple major cable, mobile and wireline service providers around the world. The company's headquarters are in San Jose, Calif., with additional offices in approximately 25 countries. More information is available at http://investor.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2016 NETGEAR, Inc. NETGEAR and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. and its affiliates in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:
NETGEAR Investor Relations
Christopher Genualdi
netgearIR@netgear.com
(408) 890-3520

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: expected net revenue, non-GAAP operating margin and tax rates; expectations regarding the timing, distribution, sales momentum and market acceptance of recent and anticipated new product introductions that position the Company for growth; expectations regarding seasonal changes in the Company’s business unit performance; and expectations regarding repurchases of the Company’s common stock. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; changes in the level of NETGEAR's cash resources and the Company's planned usage of such resources, including potential repurchases of the Company’s common stock; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” pages 39 through 59, in the Company's quarterly report on Form 10-Q for the fiscal quarter ended April 3, 2016, filed with the Securities and Exchange Commission on May 6, 2016.  NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Information:
To supplement our consolidated financial statements presented on a GAAP basis, NETGEAR uses non-GAAP financial measures, which are adjusted to exclude certain expenses and tax adjustments, where applicable. We believe non-GAAP financial measures are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NETGEAR's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with generally accepted accounting principles in the United States.

Source: NETGEAR-F

-Financial Tables Attached-

NETGEAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 3, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$226,011	$181,945
Short-term investments	126,661	96,321
Accounts receivable, net	230,550	290,642
Inventories	207,841	213,118
Prepaid expenses and other current assets	36,363	39,117
Total current assets	827,426	821,143
Property and equipment, net	19,273	22,384
Intangibles, net	40,459	48,947
Goodwill	81,721	81,721
Other non-current assets	71,887	76,374
Total assets	$1,040,766	$1,050,569

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$80,714	$90,546
Accrued employee compensation	31,217	27,868
Other accrued liabilities	132,124	166,282
Deferred revenue	29,261	29,125
Income taxes payable	—	1,951
Total current liabilities	273,316	315,772
Non-current income taxes payable	14,913	14,444
Other non-current liabilities	11,740	11,643
Total liabilities	299,969	341,859
Stockholders' equity:
Common stock	33	33
Additional paid-in capital	539,621	513,047
Accumulated other comprehensive income	59	3
Retained earnings	201,084	195,627
Total stockholders' equity	740,797	708,710
Total liabilities and stockholders' equity	$1,040,766	$1,050,569

NETGEAR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and percentage data)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 3, 2016	April 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015

Net revenue	$311,655	$310,256	$288,782	$621,911	$597,939
Cost of revenue	213,867	209,691	211,126	423,558	432,003
Gross profit	97,788	100,565	77,656	198,353	165,936
Gross margin	31.4%	32.4%	26.9%	31.9%	27.8%
Operating expenses:
Research and development	21,804	22,137	21,102	43,941	41,554
Sales and marketing	36,089	37,277	34,013	73,366	71,615
General and administrative	13,035	12,849	10,366	25,884	21,389
Restructuring and other charges	1,311	2,678	974	3,989	5,368
Litigation reserves, net	35	10	—	45	(2,690)
Total operating expenses	72,274	74,951	66,455	147,225	137,236
Income from operations	25,514	25,614	11,201	51,128	28,700
Operating margin	8.2%	8.3%	3.9%	8.2%	4.8%
Interest income	279	234	67	513	119
Other income (expense), net	(332)	(366)	(343)	(698)	132
Income before income taxes	25,461	25,482	10,925	50,943	28,951
Provision for income taxes	9,427	8,893	7,258	18,320	17,273
Net income	$16,034	$16,589	$3,667	$32,623	$11,678

Net income per share:
Basic	$0.49	$0.51	$0.11	$1.00	$0.34
Diluted	$0.48	$0.50	$0.11	$0.98	$0.34

Weighted average shares used to compute net income per share:
Basic	32,639	32,519	33,792	32,578	34,227
Diluted	33,493	33,269	34,308	33,390	34,790

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Six Months Ended
	July 3, 2016	April 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015

GAAP gross profit	$97,788	$100,565	$77,656	$198,353	$165,936
Amortization of intangibles	2,394	2,394	2,506	4,788	5,096
Stock-based compensation expense	451	439	336	890	832
Losses on inventory commitments due to restructuring	—	—	—	—	407
Non-GAAP gross profit	$100,633	$103,398	$80,498	$204,031	$172,271
Non-GAAP gross margin	32.3%	33.3%	27.9%	32.8%	28.8%

GAAP research and development	$21,804	$22,137	$21,102	$43,941	$41,554
Stock-based compensation expense	(1,118)	(866)	(773)	(1,984)	(1,618)
Non-GAAP research and development	$20,686	$21,271	$20,329	$41,957	$39,936

GAAP sales and marketing	$36,089	$37,277	$34,013	$73,366	$71,615
Amortization of intangibles	(1,772)	(1,771)	(1,737)	(3,543)	(3,543)
Stock-based compensation expense	(1,338)	(1,197)	(1,272)	(2,535)	(2,665)
Non-GAAP sales and marketing	$32,979	$34,309	$31,004	$67,288	$65,407

GAAP general and administrative	$13,035	$12,849	$10,366	$25,884	$21,389
Stock-based compensation expense	(2,112)	(1,909)	(1,677)	(4,021)	(3,291)
Non-GAAP general and administrative	$10,923	$10,940	$8,689	$21,863	$18,098

GAAP total operating expenses	$72,274	$74,951	$66,455	$147,225	$137,236
Amortization of intangibles	(1,772)	(1,771)	(1,737)	(3,543)	(3,543)
Stock-based compensation expense	(4,568)	(3,972)	(3,722)	(8,540)	(7,574)
Restructuring and other charges	(1,311)	(2,678)	(974)	(3,989)	(5,368)
Litigation reserves, net	(35)	(10)	—	(45)	2,690
Non-GAAP total operating expenses	$64,588	$66,520	$60,022	$131,108	$123,441

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	July 3, 2016	April 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015

GAAP operating income	$25,514	$25,614	$11,201	$51,128	$28,700
Amortization of intangibles	4,166	4,165	4,243	8,331	8,639
Stock-based compensation expense	5,019	4,411	4,058	9,430	8,406
Restructuring and other charges	1,311	2,678	974	3,989	5,368
Losses on inventory commitments due to restructuring	—	—	—	—	407
Litigation reserves, net	35	10	—	45	(2,690)
Non-GAAP operating income	$36,045	$36,878	$20,476	$72,923	$48,830
Non-GAAP operating margin	11.6%	11.9%	7.1%	11.7%	8.2%

GAAP other income (expense), net	$(332)	$(366)	$(343)	$(698)	$132
Gain on litigation settlements	—	(5)	—	(5)	—
Loss pertaining to cost method investment	479	—	—	479	—
Non-GAAP other income (expense), net	$147	$(371)	$(343)	$(224)	$132

GAAP net income	$16,034	$16,589	$3,667	$32,623	$11,678
Amortization of intangibles	4,166	4,165	4,243	8,331	8,639
Stock-based compensation expense	5,019	4,411	4,058	9,430	8,406
Restructuring and other charges	1,311	2,678	974	3,989	5,368
Losses on inventory commitments due to restructuring	—	—	—	—	407
Litigation reserves, net	35	10	—	45	(2,690)
Gain on litigation settlements	—	(5)	—	(5)	—
Loss pertaining to cost method investment	479	—	—	479	—
Tax effect	(2,960)	(3,243)	(3,028)	(6,203)	(5,599)
Non-GAAP net income	$24,084	$24,605	$9,914	$48,689	$26,209

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	July 3, 2016	April 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015

NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share	$0.48	$0.50	$0.11	$0.98	$0.34
Amortization of intangibles	0.12	0.13	0.12	0.25	0.25
Stock-based compensation expense	0.15	0.13	0.12	0.28	0.24
Restructuring and other charges	0.04	0.08	0.03	0.12	0.15
Losses on inventory commitments due to restructuring	—	—	—	—	0.01
Litigation reserves, net	0.00	0.00	—	0.00	(0.08)
Gain on litigation settlements	—	0.00	—	0.00	—
Loss pertaining to cost method investment	0.01	—	—	0.01	—
Tax effect	(0.08)	(0.10)	(0.09)	(0.18)	(0.16)
Non-GAAP net income per diluted share	$0.72	$0.74	$0.29	$1.46	$0.75

SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory, headcount and percentage data)
(Unaudited)

	Three Months Ended
	July 3, 2016	April 3, 2016	December 31, 2015	September 27, 2015	June 28, 2015

Cash, cash equivalents and short-term investments	$352,672	$333,304	$278,266	$263,848	$212,915
Cash, cash equivalents and short-term investments per diluted share	$10.53	$10.02	$8.40	$8.16	$6.21

Accounts receivable, net	$230,550	$218,421	$290,642	$274,173	$246,493
Days sales outstanding (DSO)	67	66	77	73	78

Inventories	$207,841	$215,307	$213,118	$170,013	$188,668
Ending inventory turns	4.1	3.9	4.8	5.8	4.5

Weeks of channel inventory:
U.S. retail channel	8.8	8.8	8.4	9.2	7.0
U.S. distribution channel	5.0	5.6	5.7	7.9	10.1
EMEA distribution channel	3.8	4.4	4.6	5.3	4.8
APAC distribution channel	6.7	6.3	7.0	7.3	7.1

Deferred revenue (current and non-current)	$32,973	$29,732	$33,331	$34,154	$31,116

Headcount	928	937	963	959	967
Non-GAAP diluted shares	33,493	33,269	33,110	32,335	34,308

NET REVENUE BY GEOGRAPHY

	Three Months Ended						Six Months Ended
	July 3, 2016		April 3, 2016		June 28, 2015		July 3, 2016		June 28, 2015
Americas	$210,908	67%	$193,850	62%	$172,459	59%	$404,758	65%	$346,245	58%
EMEA	51,653	17%	64,505	21%	67,993	24%	116,158	19%	157,102	26%
APAC	49,094	16%	51,901	17%	48,330	17%	100,995	16%	94,592	16%
Total	$311,655	100%	$310,256	100%	$288,782	100%	$621,911	100%	$597,939	100%

NET REVENUE BY SEGMENT

	Three Months Ended						Six Months Ended
	July 3, 2016		April 3, 2016		June 28, 2015		July 3, 2016		June 28, 2015
Retail	$170,646	54%	$157,543	51%	$131,809	45%	$328,189	53%	$252,766	42%
Commercial	73,671	24%	68,432	22%	63,017	22%	142,103	23%	135,748	23%
Service Provider	67,338	22%	84,281	27%	93,956	33%	151,619	24%	209,425	35%
Total	$311,655	100%	$310,256	100%	$288,782	100%	$621,911	100%	$597,939	100%